EXHIBIT (J) (III) UNDER FORM N-1A
                                              EXHIBIT 23 UNDER ITEM 601/REG. S-K









            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees of Federated Equity Funds and Shareholders of Federated Market Opportunity Fund:


We consent to the use of our report dated December 22, 2006 for Federated Market Opportunity Fund, a portfolio of Federated Equity Funds, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.



                                        KPMG LLP


Boston, Massachusetts
December 26, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees of Federated Equity Funds and Shareholders of Federated Technology Fund:


We consent to the use of our report dated December 22, 2006 for Federated Technology Fund, a portfolio of Federated Equity Funds, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.



                                        KPMG LLP

Boston, Massachusetts
December 26, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees of Federated Equity Funds and Shareholders of Federated Mid Cap Growth Strategies Fund:


We consent to the use of our report dated December 22, 2006 for Federated Mid Cap Growth Strategies Fund, a portfolio of Federated Equity Funds, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.



                                        KPMG LLP

Boston, Massachusetts
December 26, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees of Federated Equity Funds and Shareholders of Federated Large Cap Growth Fund:


We consent to the use of our report dated December 22, 2006 for Federated Large Cap Growth Fund, a portfolio of Federated Equity Funds, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.



                                        KPMG LLP

Boston, Massachusetts
December 26, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees of Federated Equity Funds and Shareholders of Federated Capital Appreciation Fund:


We consent to the use of our report dated December 22, 2006 for Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.



                                        KPMG LLP

Boston, Massachusetts
December 26, 2006